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March 1, 1996



Dear LifeTrust Contract Owner:

The information below supplements Massachusetts Mutual Life Insurance Company's LifeTrust Prospectus dated May 1, 1995. Please place this supplement with your prospectus and retain it for future reference.


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                                   LIFETRUST
                        SUPPLEMENT DATED MARCH 1, 1996
                      TO THE PROSPECTUS DATED MAY 1, 1995


The following should be read in conjunction with the information under the heading "MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY" on page 8 of the LifeTrust
Prospectus:


The merger of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") with and into Massachusetts Mutual Life Insurance Company ("MassMutual") was completed on February 29, 1996. The separate existence of Connecticut Mutual has ceased. MassMutual continues its corporate existence under its current name. The merger does not affect any provisions of, or rights or obligations under, policies or contracts previously issued by MassMutual. As a result of the merger, MassMutual becomes the nation's fifth largest mutual life insurance company with estimated statutory assets in excess of $50 billion, and estimated total assets under management in excess of $100 billion.



March 1, 1996